[LETTERHEAD OF ARTHUR ANDERSEN]

                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To: Aramex International Limited

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form F-3 of our report dated February 10, 1998, and to all references to our firm included in or made a part of this registration statement.

                                          /s/ ARTHUR ANDERSEN

Manama-Bahrain
August 4, 1998